Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent events
Subsequent events

27.Subsequent events

In March 19, 2024, the board of directors of the Company declared a special cash dividend of US$0.66 per ordinary share, or US$0.66 per ADS, to holders of ordinary shares and holders of ADSs of record as of the close of business on May 10, 2024, payable in U.S. dollars. The ex-dividend date will be May 9, 2024. The total amount of cash to be distributed for the dividend is expected to be approximately US$150 million, which will be funded by surplus cash on the Company’s balance sheet. The payment date for holders of ordinary shares and holders of ADSs is expected to be on or around May 24, 2024. The dividend to be paid to the Company’s ADS holders through the depositary bank will be subject to the terms of the deposit agreement.